UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C 20549

                                    FORM 8-K

                         PURSUANT OF SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 10, 1997

                                 OMNI USA, INC.
             (Exact name of registrant as specified in its Charter)

         NEVADA                     0-17493                    88-0237223
(State of Incorporation)     (Commission File No.)      (IRS Identification No.)

                      7502 MESA ROAD, HOUSTON, TEXAS 77028
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: 713-635-6331
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                                 OMNI USA, INC.

      Item 1.     Changes in Control of Registrant.

                  None.

      Item 2.     Acquisitions or Disposition of Assets.

                  None.

      Item 3.     Bankruptcy or Receivership.

                  None.

      Item 4.     Changes in Registrant's Certifying Accountants.

                  None.

      Item 5.     Other Events.

                  Attached Press Release.

      Item 6.     Resignation of Directors.

                  None.

      Item 7.     Financial Statements and Exhibits.

                  Attached:

      10.10       Mutual Release and Settlement Agreement effective
                  June 30, 1997;
      10.11       Registration Rights Agreement effective June 30, 1997;
      10.12       Amendment to Lease Agreement dated August 1, 1997;
      10.13       Assignment Agreement dated August 15, 1997.
      99.1        Press Release dated September 10, 1997.

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                                 OMNI USA, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          OMNI USA, INC.
                                          (Registrant)

Date: September 10, 1997                   By: /S/ MICHAEL A. ZAHORIK
                                          Michael A. Zahorik
                                          Executive Vice President &
                                          Chief Operating Officer

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